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                                                                    Exhibit 23.3

                          CONSENT OF RATNER & PRESTIA

     We hereby consent to the reference to our firm under the headings "Legal Matters" and "Experts" in this Registration Statement and the related Prospectus of inTEST Corporation.

                                     RATNER & PRESTIA


                                     /s/ Allan Ratner
                                     ------------------
                                         Allan Ratner

Berwyn, PA
June 13, 1997